Exhibit 10.8

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into effective as of March 14, 2013 among Playbutton Corporation, a Delaware corporation formerly known as Playbutton Acquisition Corp. (the “Company”), and the signatories hereto (each, an “Investor” and collectively, the “Investors”) who collectively hold majority of the Registrable Securities (such term and all other capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning ascribed to them in the Registration Rights Agreement as defined in the recitals below).

R E C I T A L S

A.             The Company and the Investors are parties to a Registration Rights Agreement dated October 17, 2012 (“Registration Rights Agreement”) pursuant to which the Company agreed to register the Registrable Securities under the Securities Act.

B.             The Company and the Investors now wish to enter into this Amendment for purposes of amending the Registration Rights Agreement to delete the cash penalty payable by the Company for not filing a registration statement covering the Registrable Securities by the Filing Date and doubling the cash penalty payable by the Company for not achieving effectiveness of the registration statement covering the Registrable Securities by the Effectiveness Date.

A G R E E M E N T

NOW, THEREFORE, in consideration of the premises and the mutual covenants, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.             Agreement to Amend. Upon the terms and conditions set forth herein, the Company and the Investors agree to amend the Registration Rights Agreement as follows:

1.1             The first sentence of Section 1.2(a) shall be deleted in its entirety and replaced with the following:

“The Company shall use it best efforts to prepare and file with the Commission, as soon as practicable following the Trigger Date, a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.”

1.2             Section 1.2(b) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following:

“The Company shall pay to Investors a fee of two percent (2%) per month of the Investors’ investment, payable in cash, for every thirty (30) day period up to a maximum of ten percent (10%) following the Effectiveness Date that the registration statement has not been initially declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the Commission pursuant to its authority with respect to “Rule 415”, and the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the Commission; provided, further, that the Company shall not be obligated to pay any liquidated damages at any time following the one year anniversary of the Trigger Date.”

1

2.             No Further Modifications. Except as specifically set forth herein, nothing in this Amendment shall be construed to enlarge, restrict, or otherwise modify the terms of the Registration Rights Agreement or the respective rights or obligations of the parties thereto.

3.             Authorization; Enforceability. Each of the parties represents to the other that: (i) it has all corporate or individual right, power and authority to enter into this Amendment; and (ii) no consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by it in connection with the authorization, execution and delivery of this Amendment.

4             Amendments and Waivers. This Amendment and the Registration Rights Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and thereof and supersedes and replaces all prior and contemporaneous discussions, negotiations, agreements and understandings (oral or written) with respect to such subject matter. This Amendment or any provision hereof may be (i) amended only by mutual written agreement of the parties hereto or (ii) waived only by written agreement of the waiving party.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed and delivered as of the date first set forth above.

“Company”

PLAYBUTTON CORPORATION

By: /s/ Adam Tichauer

      Adam Tichauer, Chief Executive Officer

“INVESTORS”

[INVESTOR SIGNATURES ON NEXT PAGE]

2

“INVESTORS”

JEK SEP/PROPERTY, L.P.

By: /s/ Jennifer Esping Kirtland

      Jennifer Esping Kirtland

      General Partner

JOHN S. LEMAK IRA ROLLOVER

By: /s/ John S. Lemak

      John S. Lemak

SANDOR CAPITAL MASTER FUND

By: /s/ John S. Lemak

      John S. Lemak, Manager

JSK KIDS PARTNERS

By: /s/ John S. Lemak

      John S. Lemak

/s/ Robert B. Prag

ROBERT B. PRAG

3